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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         The parties listed below agree that the Amendment No. 9 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: August 29, 2001
                                         AIMCO PROPERTIES, L.P.

                                         By: AIMCO-GP, INC.
                                             (General Partner)

                                         By: /s/ Patrick J. Foye
                                            -----------------------------------
                                             Executive Vice President

                                         AIMCO-GP, INC.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                             Executive Vice President

                                         APARTMENT INVESTMENT
                                         AND MANAGEMENT COMPANY

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                             Executive Vice President

                                         INSIGNIA PROPERTIES, L.P.

                                         By: AIMCO/IPT, INC.
                                            (General Partner)

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                             Executive Vice President

                                         AIMCO/IPT, INC.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                             Executive Vice President

                                         COOPER RIVER PROPERTIES, L.L.C.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                             Executive Vice President

                                         LIQUIDITY ASSISTANCE, L.L.C.

                                         By: /s/ Patrick J. Foye
                                             -----------------------------------
                                             Executive Vice President